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[TACT logo]

                                                                    Exhibit 99.1

                           THE A CONSULTING TEAM, INC.
                  PROFORMA CONDENSED CONSOLIDATED BALANCE SHEET


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
                                                                                    June 30,
                                                                                      2002
                                                                              ---------------------
ASSETS                                                                            (unaudited)
     Current Assets:
     Cash and cash equivalents                                                         $ 1,765,371
     Accounts receivable, less allowance for doubtful accounts of
     $428,640 at June 30, 2002                                                           4,198,414
     Prepaid Expenses and other Current Assets                                             134,375
                                                                              ---------------------
         Total Current Assets                                                            6,098,160
     Investments at cost                                                                   518,059
     Property and equipment, at cost, less accumulated depreciation and
     amortization                                                                        1,590,420
     Deposits                                                                               75,326
                                                                              ---------------------
         Total Assets                                                                  $ 8,281,965
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LIABILITIES AND SHAREHOLDERS' EQUITY
     Current Liabilities:
     Loan payable - banks                                                              $ 1,628,183
     Accounts payable and accrued expenses                                               1,297,601
     Other current liabilities                                                             290,517
     Current portion of long-term debt                                                      11,955
                                                                              ---------------------
         Total current liabilities                                                       3,228,256
     Other long-term liabilities                                                            46,693

     Shareholders' equity:
     7% Non-Redeemable Convertible Series A Preferred Stock, $.01 par value;
     2,000,000 shares authorized; 530,304 shares issued and
     outstanding                                                                             5,303
     Common stock, $.01 par value;30,000,000 shares authorized;
     7,116,871 issued and outstanding                                                       71,169
     Additional paid-in capital                                                         33,431,387
     Accumulated deficit                                                               (28,500,843)
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         Total shareholders' equity                                                      5,007,016
                                                                              ---------------------
     Total liabilities and shareholders' equity                                        $ 8,281,965
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                           THE A CONSULTING TEAM, INC.
             Notes to Proforma Condensed Consolidated Balance Sheet
                                   (Unaudited)

1) GENERAL:

         These financial statements should be read in conjunction with The A Consulting Team, Inc. (the "Company") Form 10-K for the year ended December 31, 2001 filed with the SEC, and the accompanying financial statements and related notes thereto. The accounting policies used in preparing this proforma balance sheet are the same as those described in the Company's Form 10-K for the year ended December 31, 2001.


2) INTERIM FINANCIAL STATEMENTS:

         In the opinion of management, the accompanying unaudited proforma balance sheet contains all the adjustments (consisting only of normal recurring accruals) necessary to present fairly the consolidated financial position as of June 30, 2002, on a proforma basis.


3) IMPAIRMENT OF ASSETS AND RESTRUCTURING CHARGES:

         The Company began to restructure its operations in 2000 and has continued to restructure its operations in 2002. The Company had restructuring charge liabilities of approximately $161,000 at December 31, 2001. During the six months ended June 30, 2002, the Company recorded no additions to its restructuring liability, and recorded payments of approximately $161,000 consisting of $66,000 related to the reduction of leased office space in its New York headquarters, and $95,000 in severance costs in the first quarter of 2002. Accordingly, the Company has no restructuring charge liabilities as of June 30, 2002.


4) CREDIT FACILITY:

         In June 2001, the Company entered into a new revolving credit facility with Keltic Financial Partners, LP for a line of credit up to $4 million based on the Company's accounts receivable balances. Loans under the credit line bear interest at a rate of prime plus 2%, which rate was 6.75% at June 30, 2002. The credit line as amended, has certain financial covenants, which the Company must meet on a quarterly basis. The Company's Chief Executive Officer initially had guaranteed $1 million of the line of credit. In July 2002, the credit line was amended to reduce the guarantee of the Company's Chief Executive Officer to $400,000, and to reflect the Company's acquisition of International Object Technology, Inc. in July 2002, see Note 6.

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5) ACCOUNTING PRONOUNCEMENTS:

         In April 2002, the Financial Accounting Standard Board issued Statement No. 145 "Rescission of FASB Statements No 4, 44, and 64, Amendment of FASB 13, and Technical Corrections" ("FASB 145") - The new statement became effective for fiscal years beginning after May 15, 2002. Upon adoption of SFAS 145, companies will be required to apply the criteria in APB Opinion No. 30, "Reporting the Results of Operations - Reporting the Effects of Disposal of a Segment of a Business, and Extraordinary, Unusual, and Infrequently Occurring Events and Transactions" in determining the classification of gains/losses resulting from the extinguishment of debt. The Company is evaluating the impact of the statement and intends to adopt FASB 145 in the first quarter of 2003.

         In July 2002, the Financial Accounting Standard Board issued Statement No. 146 "Accounting for Costs Associated with Exit or Disposal Activities" ("FASB 146") - The new statement which becomes effective January 2003, requires companies to recognize costs associated with exit or disposal activities when they are incurred rather than at the date of commitment. The Company is evaluating the impact of the statement and intends to adopt FASB 146 in the first quarter of 2003.


6) ACQUISITION:

         On June 28, 2002, the Company entered into a definitive agreement to acquire International Object Technology Inc. (IOT), which was completed on July 19, 2002. IOT is a privately owned, professional services firm that provides data management and business intelligence solutions, technology consulting and project management services. In connection with the acquisition, the Company issued 1,270,000 shares of common stock to IOT shareholders and cash payments of $650,000 payable over the next 30 months. The acquisition will be accounted for under the purchase method of accounting for business combinations and operations of IOT will be included from the date of acquisition.

         The Company believes that the acquisition will fortify TACT's management team with the addition of IOT's senior professionals. The combination of the two companies will increase the depth of TACT's service and solution offerings, as well as adding significant cross selling opportunities with limited overlapping in the two companies' customer bases. Potential cost savings opportunities are also expected.

         The proforma balance sheet as presented does not give effect to the acquisition of IOT.


7) ISSUANCE OF PREFERRED STOCK:

         On August 12, 2002, the Company issued 530,304 shares of Series A Preferred Stock to Shmuel BenTov in exchange for $350,000.64. The Series A Preferred Stock is convertible into common stock on a 1:1 basis subject to adjustment for stock splits, consolidations and stock dividends. In addition, the Series A Preferred Stock is entitled to a 7% cumulative dividend payable semi-annually. The Company will use the proceeds from the sale of Series A Preferred Stock for general working capital purposes.